SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES AND EXCHANGE ACT


 Date of report (Date of earliest event reported):
                                                  APRIL 4, 2006 (MARCH 30, 2006)
                                                 -------------------------------


                          HANKERSEN INTERNATIONAL CORP.
               (Exact Name of Registrant as Specified in Charter)


           DELAWARE                          30115               13-3912047
-------------------------------          --------------      ------------------
(State or Other Jurisdiction              (Commission          (IRS Employer
    of Incorporation)                     File Number)       Identification No.)

                        3rd Floor, A Tower of Chuang Xin
                           Information Building No. 72
                         Second Keji Road, Hi Tech Zone
                                   XI'AN CHINA

                    (Address of Principal Executive Offices)


     Registrant's telephone number, including area code: 011-86-13301996766

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

(a) PREVIOUS INDEPENDENT ACCOUNTANTS

     (i) On March 30, 2006, the Company terminated its engagement of Most & Company, LLP ("Mostco") as the Company's independent accountants, who were engaged on November 2, 2005, with the concurrent dismissal of Sherb & Company, LLP ("Sherb"). Prior to Sherb's engagement on August 23, 2005, the Company had engaged Wolinetz, Lafazan & Company, P.C. ("WLC") as its independent accountants. Therefore, Mostco performed no audit services for the Company.

     (ii)As was set forth in the Company's Current Report on Form 8-K dated August 23, 2005, as amended on August, 29, 2005, WLC's audit reports on the Registrant's financial statements as of and for the year ended December 31, 2004 and 2003 did not contain any adverse opinions or disclaimer opinions, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles. Furthermore, WLC's reports did not include any disclosure of uncertainty regarding the Company's ability to continue as a going concern.

     (iii) The Company's Board of Directors participated in and approved the decision to change independent accountants.

     (iv)In connection with its review of the interim periods until the date of dismissal, there were no disagreements between the Company and Mostco on any matters relating to accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Mostco, would have caused them to make reference to the subject matter of the disagreement in their report on the financial statements.

         As was also set forth on the Company's Current Reports on Form 8K dated
(1) August 23, 2005, as amended on August 29, 2005 and (2) November 7, 2005, there were no disagreements with WLC and/or Sherb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of WLK and/or Sherb, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set froth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred with the Company's two most recent fiscal years nor though the date of dismissal of WLC and/or Sherb.

     (v) The Company has requested that Mostco furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed an exhibit to this Form 8-K.

(b)      NEW INDEPENDENT ACCOUNTANTS

         On March 30, 2006, the board of directors voted to engage MS Group CPA LLC ("MSG") as its independent accountants, to audit its financial statements for the year ended December 31, 2005. The Company has not consulted MSG during the two most recent fiscal years regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the Company's financial statements, and written reports and no oral advice was provided to the Company by concluding that there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial issue. In the past two years the Company has not consulted MSG on any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions of Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

16.1 Letter from Most & Company, LLP



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


April 4, 2006                               HANKERSEN INTERNATIONAL CORP.

                                            By: /S/ PENGCHENG CHEN
                                               -----------------------
                                               Pengcheng Chen, CEO